UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

TREND INNOVATIONS HOLDING INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-225433 (Commission File Number)	38-4053064 (I.R.S. Employer Identification Number)

c/o Eastbiz.com, Inc.

5348 Vegas Drive

Las Vegas, Nevada 89108

702-509-1747

 (Address and telephone number of principal executive offices)

44A Gedimino avenue

Vilnius, 01110, Lithuania

T: +1540-4950016

Direct: +370.6263.5884

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company (X)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ( )

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Title of each class	Trading Symbol	Name of each exchange on which registered
Not applicable

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on April 3, 2023, Trend Innovations Holding Inc. (the “Company”), entered into an Asset Purchase Agreement (“Treasure APA”) with Treasure Drive Ltd. (“TD”) pursuant to which the Company acquired a technology portfolio including certain source codes and pending patent applications which have applications in a variety of areas including creating systems and methods of facilitating digital rating and secured sales of digital works as well as core virtual reality platforms known as digital auction systems, rating and secure sales via open bid auctions (“Instant Fame Assets”).

At closing, in consideration of the Instant Fame Assets, the Company agreed to issue to TD 5,000 shares of Series A Preferred Stock with a stated valued at $5,000 per share each (the “Preferred Shares”). The Preferred Shares may be converted at the option of TD into the Company shares of common stock at a conversion price equal to a 5% discount to the weighted average closing price during the five (5) days prior of such conversion and include a 4.99% beneficial ownership limitation. The Preferred Shares have no voting rights and are entitled to a payment equal to the stated value of the Preferred Shares in the event of the Company liquidation only. In the event the Company is unable to up-list to Nasdaq either through a business combination or otherwise prior to the expiration of the nine month anniversary of the closing date (the “Lock Up Term”), TD may request within three (3) business days of the expiration of the Lock-Up Term, that all transactions contemplated by the Treasure APA be unwound.

In connection with the offering, the Company filed a Certificate of Designation to its Articles of Incorporation designating 5,000 shares of its preferred stock.  The description of the Series A Preferred Stock contained herein is qualified in its entirety by reference to the full text of the Certificate of Designation, which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation – Series A Preferred Stock

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 14, 2023	TREND INNOVATIONS HOLDING INC.

	By:	/s/	Natalija Tunevic
		Name:	Natalija Tunevic
		Title:	President, Secretary and Director